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                                                                   EXHIBIT 10.25

                   INFINITY PROPERTY AND CASUALTY CORPORATION

                                  $200,000,000
                              5.50% NOTES DUE 2014

                               PURCHASE AGREEMENT

                                                               February 11, 2004

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

UBS Securities LLC
677 Washington Boulevard
Stamford, CT 06901
       as Representatives of the Initial Purchasers

Ladies and Gentlemen:

         1. Infinity Property and Casualty Corporation, an Ohio corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Initial Purchasers named in Schedule I hereto (the "INITIAL PURCHASERS"), for whom UBS Securities LLC and Lehman Brothers, Inc. (the "Representatives") are acting as representatives, an aggregate principal amount of $200,000,000 of its 5.50% Senior Notes Due 2014 (the "SECURITIES"). The Securities will be issued under an indenture (the "INDENTURE") dated as of the Closing Date (as hereinafter defined) between the Company and American Stock Transfer & Trust Company, as trustee (the "TRUSTEE").

         In connection with the sale of the Securities, the Company has prepared an offering memorandum, dated the date hereof, in form and substance satisfactory to the Initial Purchasers. As used in this Agreement, "Offering Memorandum" means, collectively, the preliminary offering memorandum dated as of February 10, 2004 (the "PRELIMINARY OFFERING MEMORANDUM") and the offering memorandum dated the date hereof (the "OFFERING MEMORANDUM"), each as amended or supplemented to the date hereof, including any and all exhibits thereto and any information incorporated by reference therein. The Offering Memorandum sets forth certain information concerning the Company and the Securities. The Company hereby confirms that it has authorized the use of the Offering Memorandum, and any amendment or supplement thereto prepared by the Company in accordance with this Agreement, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, any references herein to the terms "amend", "amendment" or "supplement" with respect to the Offering Memorandum shall be deemed to refer to and include any information filed under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), subsequent to the date and time that this Agreement is executed and delivered by the parties hereto (the "EXECUTION TIME"), through the Closing Date, which is expressly incorporated by reference therein.

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         The Initial Purchasers and their direct and indirect transferees of the
Securities will be entitled to the benefits of the Exchange and Registration Rights Agreement, to be dated as of February 17, 2004 (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed, among other things, to file under the Securities Act of 1933, as amended (the "ACT"), with the Securities and Exchange Commission (the "COMMISSION") a registration statement relating to an offer to exchange any and all of the Securities for a like aggregate principal amount of debt securities issued by the Company (the "Exchange Securities"), which debt securities are substantially identical to the Securities, except that they have been registered pursuant to an effective registration statement under the Securities Act.

         The Company has (i) acquired all of the issued and outstanding capital stock of each of Atlanta Casualty Company, Infinity Insurance Company, Leader Insurance Company and Windsor Insurance Company, (ii) executed and delivered (or caused one or more of the appropriate Company subsidiaries to execute and deliver) the agreements set forth on Exhibit A hereto (as amended through the date of this Agreement, the "INCEPTION AGREEMENTS") including without limitation the Reinsurance Agreement between Windsor Insurance Company and Great American Insurance Company and certain affiliates pursuant to which, among other things, the Company's subsidiaries reinsure certain personal lines property and casualty insurance business written by Great American Insurance Company and (iii) consummated or caused the consummation of the transactions contemplated by the Inception Agreements. All of the foregoing are referred to collectively herein as the "FORMATION." For all purposes of this Agreement, the subsidiaries of the Company include Atlanta Casualty Company, Infinity Insurance Company, Leader Insurance Company and Windsor Insurance Company.

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Initial Purchasers that:

                  (a) The Preliminary Offering Memorandum as of its date and the Offering Memorandum as of its date and on the Closing Date, did not, and will not (and any amendment or supplement thereto prepared by the Company in accordance with this Agreement, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Initial Purchasers specifically for use therein.

                  (b) The documents filed with the Commission after the date of the Preliminary Offering Memorandum through the date of this Agreement, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and any further documents so filed after the date of the Offering Memorandum through the Closing Date, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                  (c) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

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                  (d)      Neither the Company nor any of its Affiliates (as
defined in Rule 501(b) under the Act), nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with any offer or sale of the Securities in the United States.

                  (e) Neither the Company nor any of its Affiliates, nor any person acting on its or their behalf, has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, in a manner that would cause the Securities to be required to be registered under the Act.

                  (f) Except as disclosed in the Offering Memorandum, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Initial Purchaser for a brokerage commission, finder's fee or other like payment.

                  (g) The Company has not taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result under the Exchange Act or otherwise in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (h) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Ohio, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                  (i) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to so qualify would not have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole ("Material Adverse Effect"); all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and except as otherwise disclosed in the Offering Memorandum, the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                  (j) The Formation did not, and will not, result in any tax liability to the Company or any of its subsidiaries.

                  (k) Except as disclosed in the Offering Memorandum, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Memorandum, the Company and its subsidiaries

                                       -3-

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hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (l) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated (or contemplated by the Offering Memorandum to be operated) by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (m) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

                  (n) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated (or contemplated by the Offering Memorandum to be operated) by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (o) Except as disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (p) Except as disclosed in the Offering Memorandum, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, the Indenture or the Registration Rights Agreement or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated;

                  (q) The financial statements included or incorporated by reference in the Offering Memorandum present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Offering Memorandum, such financial

                                       -4-

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statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis and the assumptions used in preparing the pro forma financial statements included in the Offering Memorandum provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts. The Company's ratios of earnings to fixed charges set forth in the Offering Memorandum have been calculated in compliance with Item 503(d) of Regulation S-K under the Securities Act.

                  (r) Except as disclosed in the Offering Memorandum, since December 31, 2002 there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in the Offering Memorandum, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (s) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" as defined in the Investment Company Act of 1940.

                  (t) The Securities have been duly authorized and, when executed and authenticated in accordance with the Indenture and delivered and paid for pursuant to this Agreement, will have been duly executed and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and entitled to the benefits of the Indenture; and the Exchange Securities have been duly authorized by the Company, and, when duly executed, issued and authenticated in accordance with the Indenture, will constitute valid and legally binding obligations of the Company, enforceable against the Company, subject to bankruptcy, insolvency, fraudulent transfer, reorganization moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and entitled to the benefits of the Indenture.

                  (u) This Agreement has been duly authorized, executed and delivered by the Company.

                  (v) The Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding instrument of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, to general equity principles and to any applicable public policy that may limit or restrict the validity or enforceability of indemnities or agreements that contain indemnities with respect to liabilities under the Act.

                  (w) The Indenture has been duly authorized and, when executed and delivered by the Company, will constitute a valid and legally binding instrument of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting

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creditors' rights and to general equity principles; and the Registration Rights
Agreement, Securities and the Indenture will conform in all material respects to the descriptions thereof in the Offering Memorandum.

                  (x) The issue and sale of the Securities and the compliance by the Company with all of the terms thereof and of the Indenture, the Registration Rights Agreement and this Agreement, and the consummation of the transactions contemplated herein and therein and of the Formation will not and did not, as the case may be, result in a breach or violation of any of the terms or provisions of, or constitute a default under (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; (ii) the charter or by-laws (or similar corporate documents) of the Company or any of its subsidiaries; or
(iii) any law, statute or any order, rule or regulation of any court or regulatory authority or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except, in the case of clauses (i) and (iii) above, for such breaches, defaults and violations that would not result in a Material Adverse Effect or affect the validity of the Securities; and (assuming the accuracy and completeness of the representations and warranties of the Initial Purchasers contained herein and the compliance by the Initial Purchasers with their obligations hereunder) no registration of the Securities under the Act, or qualification of the Indenture under the Trust Indenture Act, is required for (i) the offer or sale of the Securities by the Company to the Initial Purchasers or (ii) the re-offer and initial resale of the Securities by the Initial Purchasers to "qualified institutional buyers" (as defined in Rule 144A under the Act) in the manner contemplated by this Agreement and as described in the Offering Memorandum, no consent, approval, authorization, registration or qualification of or with any court or any regulatory authority or other governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture, except for the registration of the substantially similar debt securities under the Act, and the qualification of an indenture under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), as specifically set forth in the Registration Rights Agreement, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky or insurance securities laws in connection with the purchase and distribution by the Initial Purchasers of the Securities.

                  (y) Each subsidiary of the Company which is engaged in the business of insurance or reinsurance (collectively, the "INSURANCE SUBSIDIARIES") holds such insurance licenses, certificates and permits from governmental authorities (including, without limitation, from the insurance regulatory agencies of the various jurisdictions where it conducts business (the "INSURANCE LICENSES")) as are necessary to the conduct of its business as described in the Offering Memorandum; the Company and each Insurance Subsidiary have fulfilled and performed all obligations necessary to maintain the Insurance Licenses; except as disclosed in the Offering Memorandum, there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation that could reasonably be expected to result in the revocation, termination or suspension of any Insurance License which would, individually or in the aggregate, have a Material Adverse Effect; and except as disclosed in the Offering Memorandum, no insurance regulatory agency or body has issued, or commenced any proceeding for the issuance of, any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent.

                                       -6-

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                  (z)      Except as disclosed in the Offering Memorandum, the
Company and its Insurance Subsidiaries have made no material change in their insurance reserving practices since December 31, 2002.

                  (aa) All reinsurance treaties, contracts or agreements to which any Insurance Subsidiary is a party are in full force and effect and no Insurance Subsidiary is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein; no Insurance Subsidiary has received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform such treaty, contract or agreement and, to the best knowledge of the Company and the Insurance Subsidiaries, the Company and the Insurance Subsidiaries have no reason to believe that any of the other parties to such treaties, contracts or agreements will be unable to perform such treaty, contract or agreement except to the extent adequately and properly reserved for in the audited historical financial statements of the Company included in the Offering Memorandum, except where such default or inability to perform would not, individually or in the aggregate, have a Material Adverse Effect.

                  (bb) The statutory financial statements of the Insurance Subsidiaries, from which certain ratios and other statistical data included in the Offering Memorandum have been derived, have been prepared for each relevant period in conformity with statutory accounting principles or practices required or permitted by the National Association of Insurance Commissioners and by the appropriate Insurance Department of the jurisdiction of domicile of each Insurance Subsidiary, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and present fairly in all material respects the statutory financial position of the Insurance Subsidiaries as of the dates thereof, and the statutory basis results of operations of the Insurance Subsidiaries for the periods covered thereby.

                  (cc) The Company is not aware of any threatened or pending downgrading of any Insurance Subsidiaries' claims-paying ability rating from A.M. Best Company, Inc. or financial strength rating from Standard & Poor's Rating Services, Inc. or Fitch, Inc.

                  (dd) Ernst & Young LLP, which has certified certain financial statements of the Company and its subsidiaries and delivered its report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Offering Memorandum, is or was independent public accountants with respect to the Company when serving as the Company's accountants within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (ee) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         Any certificate signed by any officer of the Company and delivered to the Initial Purchasers or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Initial Purchaser.

         3. Purchase, Offering and Delivery. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser, severally and not jointly, on the basis of the representations and warranties contained herein, agrees to purchase from the Company the respective principal amount of Securities set forth opposite such Initial Purchaser's name in Schedule I hereto, at a purchase price of 98.978% of the principal amount thereof, plus any accrued interest from February 17, 2004 to the date of payment and delivery.

         The Securities to be purchased by the Initial Purchasers will be represented by one or more global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to the Initial Purchasers, against payment by the Initial Purchasers of the purchase price therefor by wire transfer of federal (same-day) funds to the account specified by the Company to the Initial Purchasers at least forty-eight hours in advance, by causing DTC to credit the Securities to the accounts of the Initial Purchasers at DTC. The delivery of and payment for the securities shall be made at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019 (or such other place as may be agreed to by the Company and the Initial Purchasers) at 9:00 a.m., New York City time, on February 17, 2004 or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Securities is herein called the "CLOSING DATE". The Company will cause specimen copies of the certificates representing the Securities to be made available to the Initial Purchasers for checking at least forty-eight hours prior to the Closing Date at the office of Dewey Ballantine LLP.

         4.       Representations and Warranties of the Initial Purchasers.

                  (a) Each Initial Purchaser represents and warrants to, and agrees with, the Company that:

                           (i) It has not offered or sold, and will not offer or sell, any Securities except to entities it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A.

                           (ii) Neither it, nor any of its Affiliates nor any person acting on its behalf, has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D under the Act).

                           (iii) Any offer or sale of the Securities through an electronic medium has been and will be made in accordance in all material respects with the Act.

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

         5. Covenants of the Company. The Company covenants and agrees with the Initial Purchasers that:

                  (a) The Company will not amend or supplement the Offering Memorandum, without the prior written consent of the Representatives. The Company will not file any document under the Exchange Act after the date of the Offering Memorandum through the Closing Date unless, prior to such proposed filing, the Company has furnished the Initial Purchasers with a copy of such document for their review and the Representatives have not reasonably objected to the filing of such document. The Company will promptly advise the Initial Purchasers when any document filed under the Exchange Act through the Closing Date shall have been filed with the Commission.

                  (b) If any event occurs as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Offering Memorandum to comply with applicable law, the Company promptly (i) will notify the Initial Purchasers in writing of any such event and (ii) subject to the requirements of paragraph (a) of this Section 5, will prepare an amendment or supplement which will correct such statement or omission or effect such compliance. The expense of complying with the requirements of this Section 5(b) shall be borne by the Company.

                  (c) The Company will furnish to the Initial Purchasers copies of the Offering Memorandum, and all amendments and supplements thereto, in each case as soon as available and in such quantities as the Initial Purchasers request.

                  (d) The Company will arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, or taxation in any jurisdiction where it is not now so subject. The Company will promptly advise the Initial Purchasers in writing of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                  (e) Neither the Company nor any of its Affiliates, nor any person acting on its or their behalf, will, directly or indirectly, offer or sell any security, or solicit offers to buy any security, in a manner that would cause the Securities to be required to be registered under the Act.

                  (f) The Company will not, and will not permit any of its Affiliates, nor any person acting on its or their behalf, to engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with any offer or sale of the Securities in the United States.

                  (g) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the

Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (h) The Company will provide to each holder of the Securities and to each prospective purchaser (as designated by such holder) of the Securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

                  (i) The Company will pay or cause to be paid the following:

                           (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the distribution of the Securities and all other expenses in connection with the preparation and printing of the Preliminary Offering Memorandum and the Offering Memorandum and amendments and supplements thereto and the mailing and delivering of copies thereof to the Initial Purchasers;

                           (ii) any stamp or transfer taxes in connection with the original issuance and sale of the Securities;

                           (iii) the cost of preparing this Agreement, the Registration Rights Agreement, the Indenture and any other documents to be delivered by the Company in connection with the offering, purchase, sale and delivery of the Securities;

                           (iv)     the cost of preparing the Securities;

                           (v) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with the Indenture and the Securities;

                           (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification);

                           (vii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective Initial Purchasers of the Securities; and

                           (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 7, Section 9 and
         Section 13 hereof, the Initial Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any expenses connected with any offers they may make.

                  (j) During the period beginning on the date hereof and continuing to and including fifteen business days after the Closing Date the Company will not, without the prior consent of the Representatives, offer or sell any of its United States dollar denominated long-term, unsecured debt securities that are substantially similar to the Securities.

         6. Conditions of the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase and pay for the Securities will be subject to the accuracy, at the Execution Time and as of the Closing Date of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) For the period from and after the Execution Time and prior to the Closing Date:

                           (i) there shall not have occurred any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of the Representatives, is so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated in the Offering Memorandum; and

                           (ii)     there shall not have occurred any
         downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or downgrading in the insurance claims paying ability rating of any Insurance Subsidiary by A.M. Best Company, or any public announcement that any such organization has under surveillance or review such rating (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating).

                  (b) The Initial Purchasers shall have received an opinion of Keating, Muething & Klekamp, P.L.L., counsel for the Company, dated the Closing Date, to the effect that:

                           (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Ohio, with corporate power and authority to own its properties and conduct its business as described in the Offering Memorandum; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;

                           (ii) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to so qualify would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects;

                           (iii)    The Company has corporate power and
         authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Indenture and the Securities;

                           (iv) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (v) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided that such counsel need not express any opinion regarding the enforceability of provisions therein relating to indemnification, exculpation or contribution, to the extent that such provisions may be held contrary to federal or state securities laws;

                           (vi) The Securities have been duly authorized and executed by the Company, and when authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indenture, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (vii) The Exchange Securities have been duly authorized by the Company, and, when duly executed and authenticated in accordance with the Indenture, and delivered pursuant to the exchange offer contemplated by the Registration Rights Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indenture, subject to bankruptcy, insolvency, fraudulent transfer, reorganization moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (viii) This Agreement has been duly authorized, executed and delivered by the Company;

                           (ix) The issue and sale of the Securities and the compliance by the Company with all of the terms thereof and of the Indenture, the Registration Rights Agreement and this Agreement, and the consummation of the transactions contemplated herein and therein and of the Formation will not and did not, as the case may be, result in a breach or violation of any of the terms or provisions of, or constitute a default under (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; (ii) the charter or by-laws (or similar corporate documents) of the Company or any of its subsidiaries; or
         (iii) any law, statute or any order, rule or regulation of any court or regulatory authority or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except, in the case of clauses (i) and (iii) above, for such breaches, defaults and violations that would not result in a Material Adverse Effect or affect the validity of the Securities; and (assuming the accuracy and completeness of the representations and warranties of the Initial Purchasers contained herein and the compliance by the Initial Purchasers with their obligations hereunder) no registration of the Securities under the Act, or qualification of the Indenture under the Trust Indenture Act, is required for (i) the offer or sale of the Securities by the Company to the Initial Purchasers or (ii) the re-offer and initial resale of the Securities by the Initial Purchasers to "qualified institutional buyers" (as defined in Rule 144A under the Act) in the manner contemplated by this Agreement and as described in the Offering Memorandum, no consent, approval, authorization, registration or qualification of or with any court or any regulatory authority or other governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture, except for the registration of the substantially similar debt securities under the Act, and the qualification of an indenture under the Trust Indenture Act, as specifically set forth in the Registration Rights Agreement, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky or insurance securities laws in connection with the purchase and distribution by the Initial Purchasers of the Securities.

                           (x) Each document filed pursuant to the Exchange Act after the date of the Preliminary Offering Memorandum through the Closing Date complied on its face as to form when so filed in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

                           (xi) Insofar as the statements in the Offering Memorandum under the captions "Description of Notes" and "Exchange Offer; Registration Rights," purport to describe specific provisions of the Securities, the Indenture or the Registration Rights Agreement, such statements present in all material respects an accurate summary of such provisions; insofar as the statements in the Offering Memorandum under the caption "ERISA Considerations" purport to describe specific provisions of the Employee Retirement Income Security Act of 1974, as amended or any other law, rule or regulation, such statements present in all material respects an accurate summary of such provisions;

                           (xii) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" as defined in the Investment Company Act of 1940;

                           (xiii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court was or is required to be obtained or made by the Company or any subsidiary of the Company for the consummation of the Formation except such as have been obtained;

                           (xiv)    Except as disclosed in the Offering
         Memorandum, to the knowledge of such counsel, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, the Indenture or the Registration Rights Agreement or which are otherwise material in the context of the sale of the Securities; and to the knowledge of such counsel, no such actions, suits or proceedings are threatened or contemplated;

                           (xv) To the knowledge of such counsel (after reasonable investigation), each Insurance Subsidiary holds such insurance licenses, certificates and permits from governmental authorities (including, without limitation, Insurance Licenses) as are necessary to the conduct of its business as described in the Offering Memorandum; to the knowledge of such counsel, there is no pending or threatened action, suit, proceeding or investigation that could reasonably be expected to result in the revocation, termination or suspension of any Insurance License which would have a Material Adverse Effect; and except as disclosed in the Offering Memorandum, to the knowledge of such counsel, no insurance regulatory agency or body has issued, or commenced any proceeding for the issuance of, any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent;

                           (xvi) To the knowledge of such counsel, all reinsurance treaties and arrangements to which any Insurance Subsidiary is a party are in full force and effect and such counsel is not aware of any violation of, or default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein by any Insurance Subsidiary; and

                           (xvii) The Formation did not, and will not, result in any tax liability to the Company or any of its subsidiaries.

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Initial Purchasers at which the contents of the Offering Memorandum, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention which would lead them to believe that either the Offering Memorandum or any amendments thereto, as of its date or at the Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements and the notes related thereto and the other financial data included or incorporated by reference in the Offering Memorandum or any amendments or supplements thereto).

         In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall state that Dewey Ballantine LLP may rely upon such opinion as to matters of Ohio law in rendering its opinion pursuant to Section 6(c) hereof

                  (c) The Initial Purchasers shall have received from Dewey Ballantine LLP, counsel for the Initial Purchasers, such opinion, dated the Closing Date, with respect to the validity of the Securities, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         In rendering such opinion, Dewey Ballantine LLP may rely as to all matters governed by Ohio law upon the opinion of Keating, Muething & Klekamp, P.L.L. referred to above.

                  (d) The Initial Purchasers shall have received a certificate of the Chairman of the Board or Chief Executive Officer and the Chief Financial Officer or Chief Accounting Officer of the Company, dated the Closing Date, in which such officers shall state that the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied and that, since the respective dates as of which information is given in the Offering Memorandum there has not been any material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as specifically set forth in the Offering Memorandum.

                  (e) At the Execution Time and at the Closing Date, the Initial Purchasers shall have received a letter of Ernst & Young LLP, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a "cut-off" date no more than three business days prior to the Closing Date.

                  (f) The Company and the Initial Purchasers shall have executed and delivered the Registration Rights Agreement (in form and substance satisfactory to the Initial Purchasers), and the Registration Rights Agreement shall be in full force and effect.

         The Company will furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Initial Purchasers reasonably request.

         7. Indemnification. (a) The Company will indemnify and hold harmless each Initial Purchaser, its partners, members, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Initial Purchasers or such persons may become subject, under the Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading; and will reimburse each Initial Purchaser, its partners, members, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act, for any legal or other expenses incurred by the Initial Purchasers or such persons in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) The Initial Purchasers severally and not jointly will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act against any losses, claims, damages or liabilities to which the Company or such controlling person may become subject, under the Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Memorandum or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers specifically for use therein; and will reimburse any legal or other expenses incurred by the Company or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Initial Purchasers may otherwise have. The Company acknowledges that the statements set forth in the third sentence of paragraph six related to market-making activities; the first two sentences of paragraph seven related to stabilization, syndicate covering transactions and over-allotment; and the eighth full paragraph related to Market Axess Inc. under the heading "Plan of Distribution" in the Offering Memorandum, constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Offering Memorandum (or in any amendment or supplement thereto).

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal (other than local counsel) or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent
(i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above and thereby lost its right to indemnification, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by the Initial Purchasers in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by the Initial Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Initial Purchaser shall be required to contribute any amount in excess of the purchase discount or commission received by such Initial Purchaser in connection with the Securities purchased by such Initial Purchaser.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding two business days, as the Initial Purchasers shall determine in order that the required changes in the Offering Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

         9. Termination of this Agreement. Prior to the Closing Date this Agreement may be terminated by the Representatives by notice given to the Company if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the Nasdaq Stock Market ("Nasdaq"), or trading in securities generally on the New York Stock Exchange ("NYSE") or Nasdaq shall have been suspended or limited, or minimum or maximum prices shall have been generally established on the NYSE or Nasdaq; (ii) a general banking moratorium shall have been declared by any U.S. federal, New York or Ohio authority; (iii) there shall have occurred any outbreak or escalation of hostilities or any crisis or calamity involving or affecting the United States (including without limitation an act of terrorism), or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in U.S. or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable or inadvisable to market the Securities in the manner and on the terms described in the Offering Memorandum or to enforce contracts for the sale of securities; (iv) there shall have occurred a material adverse change, or any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, the effect of which is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated in the Offering Memorandum; or (v) there has occurred a material disruption in commercial banking or securities settlement or clearance services. Any termination pursuant to this Section 9 shall be without liability on the part of (a) the Company to the Initial Purchasers, except that if such termination is pursuant to clause
(i) (with respect to the Company's securities) or clause (iv) of this Section 9, the Company shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Section 13 hereof, (b) the Initial Purchasers to the Company, or (c) of any party hereto to any other party except that the provisions of Section 7 shall at all times be effective and shall survive such termination.

         10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties, and other statements of the Company or its officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers or the Company or any of its officers or directors or any controlling person, and will survive delivery of and payment for the Securities.

         11. Notices. All communications hereunder will be in writing and shall be mailed, delivered or telephoned and confirmed to the parties as follows:

If to the Initial Purchasers:

         Lehman Brothers Inc.
         745 Seventh Avenue
         New York, New York 10019
         Facsimile: (212) 526-0943
         Attention: Debt Capital Markets, Financial Institutions Group

         UBS Securities LLC
         677 Washington Boulevard
         Stamford, CT 06901
         Facsimile: (203) 719-0495
         Attention: Fixed Income Syndicate

         with a copy to:

         Lehman Brothers Inc.
         745 Seventh Avenue
         New York, New York 10019
         Attention: General Counsel

If to the Company:

         Infinity Property and Casualty Corporation
         2204 Lakeshore Drive
         Birmingham, Alabama 35209
         Facsimile: (205) 803-8487
         Attention: James R. Gober

                  Any party hereto may change the address for receipt of communications by giving written notice to the others.

         12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the other persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder. No purchaser of the Securities from the Initial Purchasers shall be deemed a successor or assign merely by reason of such purchase.

         13. Reimbursement of Expenses. If for any reason, other than by reason of a default by any of the Initial Purchasers or the occurrence of any of the events set forth in clauses (i) (exclusive of any action taken on the Company's securities) through (iii) of Section 9 hereof, the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Initial Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Initial Purchasers in making preparations for the purchase, sale and delivery of such Securities.

         14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         15. Counterparts. This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us five counterparts hereof, whereupon it will become a binding agreement between the Company and the Initial Purchasers in accordance with its terms.

                                            Very truly yours,

                                            INFINITY PROPERTY AND CASUALTY
                                            CORPORATION

                                            By _________________________________
                                               Name:
                                               Title:

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.

LEHMAN BROTHERS INC.

By _______________________________
   Name:
   Title:

UBS SECURITIES LLC

By _______________________________
   Name:
   Title:

By _______________________________
   Name:
   Title:

Acting on behalf of themselves and as the representatives of the Initial Purchasers

                                   SCHEDULE I

                                                                PRINCIPAL AMOUNT
                                                                  OF SECURITIES
                NAME OF INITIAL PURCHASER                        TO BE PURCHASED
------------------------------------------------------------     ---------------
Lehman Brothers Inc. .......................................      $ 90,000,000
UBS Securities LLC .........................................      $ 90,000,000
Bear, Stearns & Co. Inc. ...................................      $ 10,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated..........      $ 10,000,000

                                                Total ......      $200,000,000
                                                                  ============

                                    EXHIBIT A

Formation and Separation Agreement between AFG and the Company

Reinsurance Agreement between Windsor Insurance Company, as Reinsurer and Great American Insurance Company and Affiliates as Reassured

Investment Services Agreement between the Company and American Money Management Services Agreement between AFG and the Company

Noncompetition Agreement between AFG and the Company

Tax Allocation Indemnification Agreement between AFG and the Company

License Agreement between Great American Insurance Company and the Company

Lease between Great American Insurance Company and Infinity for property located at 14 East Fourth Street, Cincinnati, Ohio

Lease between Great American Insurance Company and Infinity for St. Louis, Missouri property

Sublease between Great American Insurance Company and Infinity for Windsor, Connecticut property

Sublease between Great American Insurance Company and Infinity for Maitland, Florida property

Sublease between Great American Insurance Company and Infinity for property located at 11353 Reed Hartman Highway, Cincinnati, Ohio

Sublease between Great American Insurance Company and Infinity for Parsippany, New Jersey property

Sublease between Great American Insurance Company and Infinity for Raleigh, North Carolina property

Sublease between Great American Insurance Company and Infinity for property located at 49 East Fourth Street, Cincinnati, Ohio

Sublease between Great American Insurance Company and Infinity for Exton, Pennsylvania property

                                      II-1